SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          _____________


                           FORM 8-K/A

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934.


Date of Report (Date of earliest event reported) September 30,
1997

                Super Vision International, Inc.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)

     Delaware            0-23590             59-3046866
     -----------         ----------          ---------------
     (State of other     (Commission         (IRS Employer
     jurisdiction)       File Number)        Identification No.)

          8210 Presidents Drive, Orlando, Florida 32809
  ------------------------------------------------------------
       (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code  (407) 857-
9900
                       ------------------
























ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     This Amendment (the "Amendment") supplements the Reports on Form 8-K filed with the Securities and Exchange Commission ("SEC") on October 6, 1997, and October 9, 1997 (the "Reports") by Super Vision International, Inc. (the "Registrant") regarding the Changes in Registrant's Certifying Accountant.

(a) The Securities and Exchange Commission requested that the Registrant further clarify whether a disagreement with the Registrant's former certifying accountants ("C&L") had occurred. The letter from C&L dated October 7, 1997 stated that C&L had a disagreement with the Registrant's management as to the proposed accounting treatment for a lease (the "Lease") with a company owned by the Registrant's president for the Registrant's new headquarters and production facility in Orlando, Florida.

     The issue identified by C&L was whether the Lease should be accounted for as a capital lease or an operating lease. C&L took the position that the Lease should be accounted for as a capital lease. The Registrant, believing it had bona fide arguments that the Lease should be accounted for as an operating lease, asked C&L's local office to appeal their determination first to a regional, and later based on new information, to a national level. The question during both of these appeals was the appropriate interpretation of "fair market value" with respect to the Lease. C&L ultimately determined that the Lease should be accounted for as a capital lease. The Registrant accepted this final determination and informed C&L, through the Registrant's Chief Financial Officer, that the Lease would be accounted for in accordance with C&L's finding. The Registrant believes that the accounting for the Lease has been finalized by communicating its acceptance of C&L's finding and the Registrant's agreement to account for the Lease as recommended by C&L.

     The Registrant's Board of Directors did not discuss the disagreement with C&L.

     It is the position of the Registrant that the October 7, 1997 letter from C&L was issued primarily as a result of C&L's termination by the Registrant. The Registrant's decision to terminate C&L was based on non-performance issues and had nothing to do with the disagreement.

     C&L did not advise the Registrant to address any of the matters set forth in Regulation S-B at Item 304 (a)(1)(iv)(B)(1),
(2) or (3).

     The Registrant has authorized C&L to respond fully to inquiries of the successor accountant concerning the subject matter of the aforementioned dispute.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     16. Letter on Change of former Certifying Accountant regarding 8-K amendment (to be filed upon receipt by amendment).


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                         SUPER VISION INTERNATIONAL, INC.


Date: October 17, 1997             By:  /s/ John Stanney
                                        John Stanney
                                        Chief Operating Officer
                                        & CFO